                                                                   Exhibit 10.26

                                                               EXECUTION VERSION

               AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT.

     THIS AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment") dated as of May 20, 2002, is entered into among KCI FUNDING CORPORATION (the "Seller"), KPMG CONSULTING, INC. (the "Servicer"), MARKET STREET FUNDING CORPORATION (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the "Administrator").

                                    RECITALS

     1. The Seller, Servicer, Issuer and Administrator are parties to the Receivables Purchase Agreement dated as of May 22, 2000, as amended by Amendment No. 1 dated as of October 24, 2000, Amendment No. 2 dated as of May 21, 2001, Amendment No. 3 dated as of August 1, 2001, Amendment No. 4 dated as of March 21, 2002 and as amended, amended and restated, supplemented or otherwise modified from time to time (the "Agreement"); and

     2. The parties hereto desire to amend the Agreement as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

     2. Amendments to Agreement.

     2.1  Clause (a) of the definition of "Purchase Limit" as set forth in
          Exhibit I of the Agreement is hereby amended by replacing "$200,000,000" therein with "$33,556,647".

     2.2 Exhibit II of the Agreement is hereby amended by adding the following clause (c) to the end of Section 2 of Exhibit II.

     "(c) notwithstanding anything contained in the Agreement or any other Transaction Document to the contrary, the Seller shall not make a request for purchase and the Issuer shall have no obligation to make any purchase or other funding, in either case, pursuant to Section 1.2 or otherwise, unless and until
(A) the Administrator provides written notice to the Seller and the Servicer that each Purchaser party to the Liquidity Agreement has agreed in writing to extend its liquidity commitment beyond the current expiration date of June 3, 2002; it being understood that each such Purchaser shall have the right in its sole and absolute discretion to agree to any such extension and if any of such Purchasers refuse to agree to such an extension on or prior to June 3,

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2002 and/or if the Administrator fails to provide the Seller and Servicer with written notice of the effectiveness of any such extension on or prior to June 3, 2002, the Facility Termination Date shall be deemed to have occurred for all purposes of the Agreement and (B) the Administrator shall have received any other documents, instruments, certificates, legal opinions or other evidence as it may request, in each case satisfactory in form and substance to the Administrator in its sole and absolute discretion."

     3. Representations and Warranties. The Seller hereby represents and warrants to the Issuer and the Administrator as follows:

          (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

          (b) Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller's and the Servicer's valid and legally binding obligations, enforceable in accordance with its terms.

          (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

     4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of (i) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto and (ii) the amendment fee (the "Amendment Fee") in the amount listed on
Schedule 1 hereto.

     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

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     7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

     8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                         (continued on following page)

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                      KCI FUNDING CORPORATION,
                                      as Seller

                                      By: /s/ Patrick H. Kinzler
                                         ---------------------------------------
                                      Name: Patrick H. Kinzler
                                           -------------------------------------
                                      Title: Treasurer
                                            ------------------------------------


                                      KPMG CONSULTING, INC.,
                                      as Servicer


                                      By: /s/ Patrick H. Kinzler
                                         ---------------------------------------
                                      Name: Patrick H. Kinzler
                                           -------------------------------------
                                      Title: Treasurer
                                            ------------------------------------


                                      MARKET STREET FUNDING CORPORATION,
                                      as Issuer

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      PNC BANK, NATIONAL ASSOCIATION,
                                      as Administrator


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                      KCI FUNDING CORPORATION,
                                      as Seller

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      KPMG CONSULTING, INC.,
                                      as Servicer


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      MARKET STREET FUNDING CORPORATION,
                                      as Issuer

                                      By: /s/ Evelyn Echevarria
                                         ---------------------------------------
                                      Name: Evelyn Echevarria
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------


                                      PNC BANK, NATIONAL ASSOCIATION,
                                      as Administrator


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      S-1

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                      KCI FUNDING CORPORATION,
                                      as Seller

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      KPMG CONSULTING, INC.,
                                      as Servicer


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      MARKET STREET FUNDING CORPORATION,
                                      as Issuer

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      PNC BANK, NATIONAL ASSOCIATION,
                                      as Administrator


                                      By: /s/ John T. Smathers
                                         ---------------------------------------
                                      Name: John T. Smathers
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------


                                      S-1

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                                                Schedule 1 to Amendment No. 5 to
                                                  Receivables Purchase Agreement

                                 AMENDMENT FEE

Amendment Fee                                                           $100,000